Exhibit 10.7.1

From:                                       Nordea Bank Finland plc

To.                                                      Q Deb Shipping Ltd.
and
Q Sue Shipping Ltd.

each c/o
Quintana Shipping Ltd.
5 Xenias Street
14562 Kifissia
Greece

27 January 2014

Dear Sirs

Facility Agreement dated 21 November 2013 made between Q Deb Shipping Ltd. and Q Sue Shipping Ltd. and Nordea Bank Finland plc

1.                                      We refer to the facility agreement dated 21 November 2013 (the Facility Agreement) made between yourselves, Q Deb Shipping Ltd. and Q Deb Shipping Ltd., as joint and several borrowers (together, the Borrowers) and us, Nordea Bank Finland plc, London branch as agent, arranger and security agent for the Finance Parties and bookrunner, Nordea Bank Finland plc as hedging provider and the banks and other financial institutions referred to in the Facility Agreement as lenders (the Lenders), pursuant to which the Lenders agreed (inter alia) to advance by way of loan to the Borrowers, upon the terms and conditions therein contained, a sum of up to thirty nine million dollars ($39,000,000).

2.                                      This letter is supplemental to the Facility Agreement and sets out the terms and conditions upon which the Lender and the Borrowers agree to the matters set out in paragraph 4 of this letter.

3.                                      Terms defined in the Facility Agreement and used in this letter shall have the same meanings unless otherwise defined herein or the context otherwise requires.

4.                                      The Lender and the Borrowers hereby agree that with effect on and from the date of this letter, the Facility Agreement shall be, and it is hereby, amended (and the Facility Agreement (as so amended) will continue to be binding upon each of the parties hereto upon such terms as so amended):

(a)                                 by adding the following definitions of “FATCA Protected Lender” and “Transaction Security” in the correct alphabetical order in clause 1.2 of the Facility Agreement:

“FATCA Protected Lender means any Lender irrevocably designated as a “FATCA Protected Lender” by the Borrowers by notice to that Lender and the

Agent at least six months prior to the earliest FATCA Application Date for a payment by a Party to that Lender (or to the Agent for the account of that Lender).

Transaction Security means the Security Interests created by the Finance Documents.”; and

(b)                                 by deleting the definition of “Screen Rate” and by inserting in its place the following new definition:

“Screen Rate means the London interbank offered rate administered by ICE Benchmark Administration Limited (or if ICE Benchmark Administration Limited ceases to act in the role of administering and publishing LIBOR rates, the equivalent rate published by a subsequently appointed administrator of LIBOR) for dollars for the relevant period displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the Agent may specify another page or service displaying the appropriate rate after consultation with the Borrowers and the Lenders.”.

5.                                      Save as amended by this letter, the provisions of the Loan Agreement shall continue in full force and effect and the Loan Agreement and this letter shall be read and construed as one instrument.

6.                                      This Letter and any non-contractual obligations connected with it are governed by, and shall be construed in accordance with, English law.

/s/ Evangelia Platsidaki
SIGNED by Evangelia Platsidaki
for and on behalf of
NORDEA BANK FINLAND PLC, LONDON BRANCH
as Agent, Lender and Arranger

We hereby acknowledge and agree to the above and confirm that the Security Documents (as such term is defined in the Loan Agreement) executed by us will remain valid and effective notwithstanding any amendments made to the Loan Agreement by the terms of this letter.

/s/ Viktoria Poziopoulou
EXECUTED as a DEED
by Viktoria Poziopoulou
for and on behalf of
Q DEB SHIPPING LTD.
as borrower
in the presence of:	/s/ Evangelia Platsidaki
Evangelia Platsidaki
Norton Rose Fulbright Greece
Solicitor

We hereby acknowledge and agree to the above and confirm that the Security Documents (as such term is defined in the Loan Agreement) executed by us will remain valid and effective notwithstanding any amendments made to the Loan Agreement by the terms of this letter.

/s/ Viktoria Poziopoulou
EXECUTED as a DEED
by Viktoria Poziopoulou
for and on behalf of
Q SUE SHIPPING LTD.
as borrower
in the presence of:	/s/ Evangelia Platsidaki
Evangelia Platsidaki
Norton Rose Fulbright Greece
Solicitor

We hereby acknowledge and agree to the above and confirm that the Security Documents (as such term is defined in the Loan Agreement) executed by us will remain valid and effective notwithstanding any amendments made to the Loan Agreement by the terms of this letter.

/s/ Viktoria Poziopoulou
EXECUTED as a DEED
By Viktoria Poziopoulou
for and on behalf of
QUINTANA SHIPPING LTD.
as guarantor
in the presence of:	/s/ Evangelia Platsidaki
Evangelia Platsidaki
Norton Rose Fulbright Greece
Solicitor